UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2014

Trinseo Materials Operating S.C.A.	Trinseo Materials Finance, Inc.
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Luxembourg	Delaware
(State or other jurisdiction of incorporation)	(State or other jurisdiction of incorporation)

98-0663708	46-2429861
(IRS Employer Identification No.)	(IRS. Employer Identification No.)

333-191460

(Commission File Number)

1000 Chesterbrook Boulevard, Suite 300 Berwyn, Pennsylvania	19312
(Address of principal executive offices)	(Zip Code)

(610) 240-3200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 29, 2014, Ailbhe Jennings notified Trinseo Materials Operating S.C.A. and Trinseo Materials Finance, Inc. (collectively the “Companies”) of her intention to resign from each of the Companies’ board of directors effective April 30. The resignation of Ms. Jennings was not caused by any disagreement with the Companies.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trinseo Materials Operating S.C.A.

By:	/s/ Curtis S. Shaw
	Name:	Curtis S. Shaw
	Title:	Corporate Secretary

Trinseo Materials Finance, Inc.

By:	/s/ Curtis S. Shaw
	Name:	Curtis S. Shaw
	Title:	Corporate Secretary

Date: May 1, 2014